Exhibit 99.2

Dear Team,

I wanted to take this opportunity to update you on our pending transaction with Bally. Earlier this morning we announced that the Hart-Scott-Rodino (“HSR”) waiting period expired for Bally’s proposed acquisition of SHFL. This is an important milestone in our efforts to complete the transaction. Over the coming months, we will be working closely with Bally to complete the other requirements to finalize the acquisition, including receiving approval from our shareholders and required regulatory approvals.

With the HSR waiting period behind us, we can accelerate our efforts to plan the integration of our two companies. To ensure that we do this in the smoothest and most efficient manner, Kevin Verner, Bally’s Lead Independent Director, has been asked to head the Integration Management Office. Kevin, who has deep gaming technology experience from his tenure at WMS and Bally, will be responsible for ensuring the integration teams leverage the strengths and talents from both organizations as we build our enhanced enterprise. Multiple cross-functional integration teams, which will comprise employees from both Bally and SHFL, will work together to plan the combination of all aspects of our respective businesses. We will be announcing more information about the integration teams shortly.

As we go through planning the integration process, Ramesh Srinivasan and I are committed to keeping you informed as much as possible. To that end, Ramesh and I will be holding town hall meetings for SHFL employees over the next several months. We will be providing more details on these meetings in the coming weeks.

While the future is exciting, I recognize that periods of change in an organization can result in increased levels of uncertainty. As the integration teams begin their work, the best thing we can do is to remain focused on our day-to-day responsibilities. We cannot take our eye off the ball. The key to our success has been – and will always continue to be – you, and it is more crucial now than ever to remain focused on continuing to provide our customers with the industry-leading solutions and services they expect from SHFL. I appreciate and thank you in advance for your assistance as we work to make the integration as seamless as possible for employees, customers and partners of both companies.

Your teamwork and passion have given SHFL an outstanding reputation for innovation and technological excellence – these are some of the reasons Bally was attracted to us. I am confident that our combination with Bally will ensure that we continue as a great company, will enhance our ability to accelerate growth, and will create even greater opportunities to continue to learn and excel.

You have all played a meaningful role in building SHFL to be the outstanding company that it is today. I am very proud of what we have accomplished together and am excited for this new chapter of the SHFL story.

Sincerely,

Gavin Isaacs

About SHFL entertainment, Inc.

SHFL entertainment, Inc. is a leading global gaming supplier committed to making gaming more fun for players and more profitable for operators through product innovation, and superior quality and service. The Company operates in legalized gaming markets across the globe and provides state-of-the-art, value-add products in five distinct categories: Utility products, which include automatic card shufflers and roulette chip sorters; Proprietary Table Games, which includes live games, side bets and progressives; Electronic Table Systems, which include various e-Table game configurations; Electronic Gaming Machines, which include video slot machines; and newly introduced iGaming, which features online versions of SHFL entertainment’s table games, social gaming, and mobile applications. The Company is included in the S&P SmallCap 600 Index. Information about the Company and its products can be found on the Internet at www.shfl.com, or on Facebook and Twitter.

This news release may contain “forward-looking” statements within the meaning of the Securities Act of 1933, as amended, and is subject to the safe harbor created thereby. Such information involves important risks and uncertainties that could significantly affect the results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements. Future operating results may be adversely affected as a result of a number of risks that are detailed from time to time in SHFL’s filings with the Securities and Exchange Commission. SHFL undertakes no obligation to update the information in this press release and represents that the information is only valid as of today’s date.

Forward-Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although SHFL entertainment, Inc. (“SHFL” or “the Company”) believes that the expectations reflected in its forward-looking statements are reasonable, any or all of its forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Factors which could cause the Company’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Bally Technologies, Inc. (“Bally”) to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Bally to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended October 31, 2012, and our more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

SHFL has filed with the SEC on August 23, 2013 a preliminary proxy statement in connection with the proposed transaction with Bally. SHFL intends to file with the SEC a definitive proxy statement, which will be sent or given to the shareholders of SHFL and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by SHFL with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to the Company’s Investor Relations website page at http://ir.shfl.com or by contacting SHFL’s Corporate Secretary by mail to SHFL entertainment, Inc., Attn: Corporate Secretary, 6650 El Camino Road, Las Vegas, NV 89118, or by phone at (702) 897-7150.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the meeting of shareholders that will be held to consider the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on February 1, 2013. Additional information regarding these persons and their interests in the merger is included in the preliminary proxy statement filed with the SEC on August 23, 2013. You may obtain free copies of this document as described in the preceding paragraph.

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